                                                                  Exhibit 10.41

                          VARI-LITE INTERNATIONAL, INC.
                        EMPLOYEES' STOCK OWNERSHIP TRUST
              (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)









ESOT Cover Sheet

                                TABLE OF CONTENTS


Table of Contents..............................................................i

Index.........................................................................ii

Vari-Lite International, Inc. Employees' Stock Ownership Trust ................1

Article I:     Name and Acceptance.............................................2

Article II:    Management and Control of Trust Fund............................2

Article III:   Provisions Related to Investment of Trust Fund..................9

Article IV:    Valuation of Trust Fund........................................10

Article V:     No Reversion to Employer.......................................10

Article VI:    Change of Trustee..............................................11

Article VII:   Additional Employers...........................................12

Article VIII:  Amendment and Termination......................................12

Article IX:    Indemnification, Appointment of Investment Manager, and
               Appointment of Ancillary Trustee...............................13

Article X:     Miscellaneous..................................................15



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


                                      INDEX

ARTICLE I - NAME AND ACCEPTANCE................................................2

Sec. 1.01     Name.............................................................2
Sec. 1.02     Acceptance.......................................................2
Sec. 1.02     Tax Identification Number........................................2

ARTICLE II - MANAGEMENT AND CONTROL OF TRUST FUND..............................2

Sec. 2.01     Trust Fund.......................................................2
Sec. 2.02     Plan Administration..............................................3
Sec. 2.03     Exercise of Trustee's Duties.....................................3
Sec. 2.04     General Powers...................................................3
Sec. 2.05     Responsibility of Trustee........................................8
Sec. 2.06     Compensation and Expenses........................................8
Sec. 2.07     Continuation of Powers Upon Trust Termination....................8
Sec. 2.08     Bond.............................................................8
Sec. 2.09     Trustee Directions...............................................8
Sec. 2.10     Insurance Proceeds...............................................8

ARTICLE III - PROVISIONS RELATED TO INVESTMENT
          OF TRUST FUND .......................................................9

Sec. 3.01     Investment of Trust Fund.........................................9
Sec. 3.02     Stock Splits and Other Capital Reorganization, Dividends.........9
Sec. 3.03     Voting of Shares and Tender or Exchange Offers..................10
Sec. 3.04     Distribution of Trust Fund......................................10
Sec. 3.05     Put Option......................................................10

ARTICLE IV - VALUATION OF TRUST FUND..........................................10

ARTICLE V - NO REVERSION TO EMPLOYER..........................................10

ARTICLE VI - CHANGE OF TRUSTEE................................................11

Sec. 6.01     Resignation of the Trustee......................................11
Sec. 6.02     Removal of the Trustee..........................................11
Sec. 6.03     Duties of Resigning or Removed Trustee and of Successor
              Trustee.........................................................11
Sec. 6.04     Filling Trustee Vacancy.........................................12

ARTICLE VII - ADDITIONAL EMPLOYERS............................................12

ARTICLE VIII - AMENDMENT AND TERMINATION......................................12

Sec. 8.01     Amendment.......................................................12
Sec. 8.02     Termination.....................................................12



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

ARTICLE IX - INDEMNIFICATION, APPOINTMENT OF INVESTMENT
          MANAGER, AND APPOINTMENT OF ANCILLARY TRUSTEE.......................13

Sec. 9.01     Indemnification.................................................13
Sec. 9.02.    Limitation on Liability - If Investment Manager,
              Ancillary Trustee or Independent Fiduciary Appointed............13
Sec. 9.03     Appointment of Investment Manager or Ancillary Trustee..........14
Sec. 9.04     Parties to Litigation...........................................15

ARTICLE X - MISCELLANEOUS.....................................................15

Sec. 10.01    Disagreement as to Acts.........................................15
Sec. 10.02    Persons Dealing with Trustee....................................15
Sec. 10.03    Third Party and Multiple Trustees...............................15
Sec. 10.04    Benefits May Not Be Assigned or Alienated.......................15
Sec. 10.05    Evidence........................................................15
Sec. 10.06    Waiver of Notice................................................15
Sec. 10.07    Counterparts....................................................16
Sec. 10.08    Governing Laws and Severability.................................16
Sec. 10.09    Successors......................................................16
Sec. 10.10    Action..........................................................16
Sec. 10.11    Conformance with Plan...........................................16
Sec. 10.12    Headings........................................................16


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                          VARI-LITE INTERNATIONAL, INC.
                        EMPLOYEES' STOCK OWNERSHIP TRUST
              (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)


     THIS TRUST AGREEMENT is amended in restatement form as of the date hereof,by and between VARI-LITE INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the FROST NATIONAL BANK (formerly known as OVERTON BANK AND TRUST, N.A. prior to May 31, 1998), and its successors and assigns in the trust hereby evidenced, as trustee (referred to as the "Trustee").

                                WITNESSETH THAT:

     WHEREAS, the Company established a stock bonus plan on September 27, 1995, to be effective as of January 1, 1995, which was known as the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN; and

     WHEREAS, VARI-LITE HOLDINGS, INC. changed its name to VARI-LITE INTERNATIONAL, INC., effective as of December 27, 1995; and

     WHEREAS, the Company has amended and restated the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN to be effective as of January 1, 1998 unless otherwise set forth therein or as required by applicable law. The amended and restated Plan is known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998) (the "Plan") and is intended to qualify as an employee stock ownership plan and satisfy the requirements of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as it may be amended from time to time ("ERISA"); and

     WHEREAS, the Company established the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP TRUST on September 27, 1995, to be effective as of January 1, 1995 or as otherwise set forth herein or required by applicable law; and

     WHEREAS, the Company, pursuant to Section VIII-1 of the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP TRUST hereby amends the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP TRUST, in restated form, effective as of January 1, 1998 or as otherwise set forth herein or required by applicable law, to be known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (As Amended and Restated, Effective January 1, 1998) (the "Trust"); and

     WHEREAS, the Plan was established for the exclusive benefit of Eligible Employees of the Company and those of any Related Employer (as defined in Section 1.27 of the Plan) which adopts the Plan and becomes a party to this Trust as provided in Article VII herein (the Company and the


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

     Related Employersare sometimes referred to below collectively as the "Employers" and individually as an "Employer"); and

     WHEREAS, the Trustee accepts this Trust which is and becomes a part of the Plan and agrees to perform the obligations set forth in this Trust Agreement; and

     WHEREAS, the Trust shall be interpreted, wherever possible, to comply with the terms of the Code, ERISA, and all formal regulations and rulings; and

     NOW, THEREFORE, pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors (the "Board");

     IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the agreement between the Company and the Trustee in connection with the Plan and the Trust; and

     IT IS FURTHER AGREED, that the Trustee hereby agrees to continue to serve under this Trust Agreement; and

     IT IS FURTHER AGREED, by and between the parties hereto as follows:

                                    ARTICLE I
                               NAME AND ACCEPTANCE

     SEC. 1.01. NAME. This Trust Agreement and Trust, as amended and restated herein, shall be known as the "VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (As Amended and Restated, Effective January 1, 1998)." Prior to January 1, 1998, the Trust was known as the "Vari-Lite Holdings, Inc. Employees' Stock Ownership Trust.

     SEC. 1.02. ACCEPTANCE. The Trustee continues to accept the Trust, as amended and restated herein, which is and becomes part of the Plan and agrees to perform the obligations imposed under this Trust Agreement.

     SEC. 1.03. TAX IDENTIFICATION NUMBER. The tax identification number of the Trust is as follows: 75-2612238.

                                   ARTICLE II
                      MANAGEMENT AND CONTROL OF TRUST FUND

     SEC. 2.01. TRUST FUND. The "Trust Fund" as of any date means all property of every kind held or acquired by the Trustee pursuant to this Trust. "Trust Fund" is also referred to as "Trust Assets." The Trustee may manage, administer and invest all contributions made to the Trust by the Employer or Employers under the Plan as one Trust Fund. If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to Employees and former Employees of any Employer as of any date, the ESOP Committee (as defined in Section 2.02 herein) shall specify such


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

     date as an Accounting Date, and afterall adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust Fund attributable to such Employees and former Employees shall be determined and shall consist of an amount equal to the aggregate of the Account balances of Employees and former Employees of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding Plan Year.

     SEC. 2.02. PLAN ADMINISTRATION. The Plan shall be administered by an ESOP Committee. Except as provided in the Plan, Section 2.04 herein, and under ERISA, the Trustee shall have no authority to act unless directed by the ESOP Committee. In the absence of an ESOP Committee, the Company assumes the powers, duties and responsibilities of the ESOP Committee. The ESOP Committee may authorize one or more individuals to sign all communications between the ESOP Committee and Trustee. The Company shall at all times keep the Trustee advised of the names of the members of the ESOP Committee and individuals authorized to sign on behalf of the ESOP Committee, and provide specimen signatures thereof. With the Trustee's prior written consent, the ESOP Committee may authorize the Trustee to act, without specific directions or other directions or instructions from the ESOP Committee, on any matter or class of matters with respect to which directions or instructions from the ESOP Committee are called for hereunder. The Trustee shall be fully protected in relying on any communication sent by any authorized person and shall not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature. If the Trustee requests any directions hereunder and does not receive them, the Trustee shall act or refrain from acting, as it may determine, with no liability for such action or inaction. Notwithstanding the provisions herein, the Trustee must act in accordance with ERISA and the Plan.

     SEC. 2.03. EXERCISE OF TRUSTEE'S DUTIES. The Trustee shall discharge its duties hereunder solely in the interest of Plan Participants and other persons entitled to benefits under the Plan, and:

               (a)  for the exclusive purpose of:

                    (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

                    (ii) defraying reasonable expenses of administering the
                         Plan;

               (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

               (c) in accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustee, the documents and instruments are not consistent with the provisions of the Code and ERISA.

     SEC. 2.04. GENERAL POWERS. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Trust Asset under the control


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     or direction of a properly appointed Investment Manageror with respect to a
Trust Asset properly subject to Employer, Participant or ESOP Committee direction of investment. Subject to the provisions of Sections 2.02, 2.03 and
2.09 and Article III herein, with respect to the Trust Fund, the Trustee shall have the following, but not limited to, powers, rights and duties in addition to those provided elsewhere in this Trust, the Plan or by law:

               (a) To invest the Trust Fund primarily in Employer Securities and to invest the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, limited liability companies, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of the Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments;

               (b) To retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required to satisfy liquidity needs of the Trust and for the proper administration of the Trust and to invest such cash as provided in
          Section 3.01 herein, provided, however, that pending receipt of directions from the ESOP Committee, the Trustee may retain reasonable amounts of cash, in its discretion, without any liability for interest;

               (c) To invest at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference and which conforms to the rules of the Comptroller of the Currency;

               (d) To lease for oil, gas and other mineral purposes and to create mineral severance's by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders;

               (e) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship;

               (f) To file all tax returns for the Trust and Plan required of the Trustee;


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               (g) To receive and to hold all contributions paid to it under the
          Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor;

               (h) To credit and make distributions from the Trust Fund to such persons or trusts, in such manner, at such times and in such forms (Employer Securities, cash or a combination thereof) as directed by the ESOP Committee without inquiring as to whether a payee or distributee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee or distributee. Unless required by ERISA, the Trustee is accountable only to the ESOP Committee for any payment or distribution made by it in good faith on the order or direction of the ESOP Committee. If any payment of benefits to be made from the Trust Fund by the Trustee is not claimed, the Trustee shall notify the ESOP Committee of that fact promptly. The ESOP Committee shall direct the Trustee or the Trustee will make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustee shall dispose of such payments as the ESOP Committee shall direct pursuant to Section 12.26 of the Plan and in accordance with ERISA. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust Fund unless required by the Plan, Code or ERISA;

               (i) To vote Employer Securities (as defined in Section 1.31 of the Plan) as provided in Section 8.11 of the Plan, and any other stocks, bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney;

               (j) To contract or otherwise enter into transactions between itself, as Trustee, and the Company or any Employer, or any Company shareholder or other individual, for the purpose of acquiring or selling Employer Securities and, subject to the provisions of Section
          2.03 herein and the Plan, to retain such Employer Securities;

               (k) To compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust and Trust Fund;

               (l) To begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust, and, to the extent not paid from the Trust Fund and subject to
          Section 9.01 herein, the Employers shall indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees);

               (m) To retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;


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

               (n) To report to the Company as of the last day of each Plan Year, as of any Accounting Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, which is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to Participants (and their Beneficiaries) in the Plan, as determined by the Trustee;

               (o) To furnish to the Company, Employer, the Plan Administrator and the ESOP Committee an annual statement of account and accounts for such other periods as may be required under the Plan, showing the condition of the Trust Fund and the Net Worth of the Trust Fund at the end of the Plan Year, all investments, receipts, disbursements and other transactions made by the Trustee during the Plan Year, covered by the statement, and such other information as the Trustee may possess which the Company requires in order to comply with Section 103 of ERISA. The Trustee shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company, Employer or the ESOP Committee at reasonable times and may be audited from time to time by any person or persons as the Company, Employer or ESOP Committee may specify in writing. All accounts of the Trustee shall be kept on an accrual basis. The ESOP Committee may direct the Trustee to furnish the ESOP Committee, Plan Administrator, Company or Employer with whatever information relating to the Trust Fund. If, during the term of this Trust, the Department of Labor issues Regulations under ERISA regarding the valuation of Employer Securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounts described by this subparagraph. If the Trustee determines that there is not a generally recognized market (as contemplated by Section 3(18)(A) of ERISA) for shares of Employer Securities, all valuations of such securities shall be made by an "Independent Appraiser" (as described in Section 401(a)(28)(C) of the
          Code) retained by the Trustee, and reviewed and finalized by the Trustee, in accordance with Section 3(18)(B) of ERISA. The Company or the ESOP Committee may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within sixty
          (60) days from the date upon which the annual return for the Plan on Form 5500 is due (including all applicable extensions of such date). Nothing herein shall require the Company or the ESOP Committee to approve or otherwise determine the correctness of the Trustee's valuation of Employer Securities. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the ESOP Committee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties;

               (p) To pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, it shall or may be required to pay or withhold taxes; and to require before making any payment such release or other document from any taxing


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          authority and such indemnity from the intended payee or distributee as the Trustee shall deem necessary for its protection;

               (q) To employ and to reasonably rely upon information and advice furnished by agents, attorneys, independent appraisers, independent financial advisors, accountants or other persons of its choice for such purposes as the Trustee considers desirable;

               (r) To assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) of the Code;

               (s) To have the authority to invest and reinvest the assets of the Trust Fund, in personal property of any kind, including, but not limited to Employer Securities, bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, life insurance, guaranteed investment contracts, preferred or common stock, and registered investment companies; provided, however, that all investments in Employer Securities shall be undertaken pursuant to the provisions of Section 3.01 herein;

               (t) To exercise any options, subscription rights and other privileges with respect to the Trust Fund, subject to the provisions of Article III herein, to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides;

               (u) To register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times reflect that all such investments are part of the Trust;

               (v) To borrow such sum or sums of money, to assume indebtedness, to extend mortgages, to obtain an Exempt Loan (as defined in Section
          12.21 of the Plan) from time to time as the Trustee considers necessary or desirable and in the best interest of the Plan, Trust Fund and Plan Participants, and for that purpose to mortgage or encumber or pledge any part of the Trust Fund (subject to the provisions of Code Section 4975(c) and the Regulations issued thereunder);

               (w) To enter into an Exempt Loan transaction pursuant to Section
          12.21 of the Plan;

               (x) To participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities;


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

               (y) To perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust Fund;

               (z) To construe and interpret the Plan subject to the constructions and interpretations of the ESOP Committee and the Plan Administrator, direction(s) from the ESOP Committee, and the rules and regulations adopted and to answer all questions arising in the administration, interpretation, and application of the Plan document and documents related to the Plan's operation; and

               (aa) To purchase Qualifying Employer Securities as an investment of the Trust, provided the Trustee does not pay in excess of adequate consideration as defined in ERISA.

     SEC. 2.05. RESPONSIBILITY OF TRUSTEE. The Trustee shall not be responsible in any way for the adequacy of the Trust Fund to meet and discharge any or all liabilities under the Plan or for the proper application of distributions made or other actions taken upon the direction of the ESOP Committee. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Trust and the Plan, or as later agreed upon by the Trustee, Company, and ESOP Committee in writing.

     SEC. 2.06. COMPENSATION AND EXPENSES. The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust and Plan. The Trustee is authorized to pay from the Trust Fund all expenses reasonably incurred by the Trustee, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Trust, including its compensation, compensation to any agents employed by the Trustee and any accounting and legal expenses, to the extent they are not paid directly by the Company or Employers. If the Trustee cannot pay from the Trust Fund expenses reasonably incurred based upon the advise of legal counsel, the Employer shall pay such expenses. Any fee or expense paid directly or indirectly, by the Employer is not an Employer contribution to the Trust, provided the fee or expense relates to the ordinary and necessary administration of the Trust.

     SEC. 2.07. CONTINUATION OF POWERS UPON THE TRUST TERMINATION. Notwithstanding anything to the contrary in this Agreement, upon termination of the Trust, the powers, rights and duties of the Trustee hereunder shall continue until all Trust Assets have been liquidated and distributed out of the Trust.

     SEC. 2.08. BOND. The Trustee shall be required to provide bond pursuant to
Section 12.17 of the Plan for the faithful performance of its duties under the Trust and Plan, unless otherwise permitted by ERISA. ----

     SEC. 2.09. TRUSTEE DIRECTIONS. All decisions, determinations, directions, interpretations, and applications (collectively referred to as "determination") of the Plan and Trust by the Trustee shall be final and binding upon all persons, including (but not limited to) the Company, ESOP Committee, and all Participants and Beneficiaries unless such determination is in violation of ERISA


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

 or any federal or state laws or the ESOP Committee has the authority to make such determination and directs or overrides the Trustee's decision provided the ESOP Committee's determination does not cause the Trustee to violate ERISA or any federal or state laws.

     SEC. 2.10. INSURANCE PROCEEDS. The Trustee will allocate any insurance proceeds received from the purchase of insurance contracts to Participants' Accounts in the same manner as the allocation under Section 3.04 of the Plan of the Employer contribution for the Plan Year in which the death of the insured Participant occurs.


                                   ARTICLE III
                 PROVISIONS RELATED TO INVESTMENT OF TRUST FUND

     SEC. 3.01. INVESTMENT OF TRUST FUND. Any cash received by the Trustee as Employer contributions or as Income of the Trust Fund attributable to the Unallocated Employer Securities Account or Unallocated General Investment Account which is not applied to pay the Current Obligations of the Trust, if any, shall be either held in the Unallocated General Investments Account, or be invested at the direction of the ESOP Committee, or shall be applied to the payment of Non-current Obligations or General Obligations of the Trust. All cash received by the Trustee as income attributable to Participant Employer Securities Accounts and Participant General Investments Accounts shall be invested as soon as practicable after receipt by the Trustee. In making payments in respect of Current Obligations, Non-current Obligations, or General Obligations of the Trust, the Trustee shall utilize income and Employer contributions as is specified in Article III of the Plan, namely, that income shall be first used to pay interest payments. The Trustee is authorized to purchase Employer Securities with the Trust Assets held in the Participant's General Investments Accounts and the Unallocated General Investments Account. The Trustee is further authorized to purchase Employer Securities in the public market place, directly from the Company or any shareholder and the Employer Securities may be outstanding, newly issued or treasury stock. Whenever investment in Employer Securities of amounts held in the Trust Fund is required or permitted hereunder, such investment may be accomplished, at the discretion of the Trustee, by a sale within the Trust. Specifically, the Employer Securities Accounts of Participants, Former Participants, Alternate Payees, and Beneficiaries who have become entitled to cash distributions hereunder may be liquidated by an exchange for assets held in other Accounts of the Plan. All purchases or exchanges of Employer Securities shall be for no more than "adequate consideration," as defined in Section 3(18) of ERISA. If there is no generally recognized market for Employer Securities, "adequate consideration" shall mean the fair market value of such Employer Securities, determined in good faith by the Trustee. Pending such investment or application of cash, the Trustee may invest the cash in accordance with Article II hereof or may retain cash uninvested without liability for interest if it is prudent to act in such a manner.

     At the discretion of the ESOP Committee, the Trustee shall convert a Participant's Employer Securities Account (in whole or in part) into cash in the Plan Year following the close of the Plan Year in which the Participant separates from service for any reason; provided at such time the Trustee has cash in the Plan to convert (in whole or in part) the Participant's Employer Securities Account. For purposes of the conversion described in this paragraph, the Trustee shall determine


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the value of the Participant's Employer Securities Account either as of the end of the Plan Year in which the Participant separates from service or as of a more recent valuation, if any. The Trustee shall invest such amounts converted into cash in a diversified manner as required herein.

     SEC. 3.02. STOCK SPLITS AND OTHER CAPITAL REORGANIZATION DIVIDENDS. Any Employer Securities received by the Trustee as a stock split or as a result of a reorganization or other recapitalization of the Company (collectively referred to as "stock split") shall be allocated in accordance with the terms of the Plan as of each Accounting Date under the Plan. If the Plan does not address the allocation of a stock split, the Trustee shall allocate the stock split in proportion to the Employer Securities to which they are attributable. Cash or stock in kind dividends received by the Trustee shall be reinvested in accordance with the terms of the Plan.

     SEC. 3.03. VOTING OF SHARES AND TENDER OR EXCHANGE OFFERS. Employer Securities held in the Trust Fund shall be voted, tendered and exchanged by the Trustee in the manner set forth in Section 8.11 of the Plan and consistent with its duties described in Section 2.03 herein.

     SEC. 3.04. DISTRIBUTION OF TRUST FUND. The Trustee shall make all distributions in accordance with Article VI of the Plan and Section 12.25 of the Plan.

     SEC. 3.05. PUT OPTION. If the Employer Securities held within the Trust are not Publicly Traded, as such term is defined in Section 1.63 of the Plan and if the distribution of a Participant's Employer Securities Account is to be made in cash, or a distribution pursuant to Section 12.25 of the Plan or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employer, and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trustee shall have a "put option" on Employer Securities it holds to the Company to the extent the Trustee receives written direction from the ESOP Committee pursuant to
Section 10.08 of the Plan for the purpose of making such anticipated distributions and paying such expenses. The Company will use its best efforts to ensure that the Company will purchase the Employer Securities for an amount that is not less than "adequate consideration" as that term is defined in ERISA
Section 3(18), and the overall transaction is fair to the Plan from a financial point of view.

                                   ARTICLE IV
                             VALUATION OF TRUST FUND

     The Trustee shall value the Trust Fund in accordance with Section 12.20 of the Plan.

                                    ARTICLE V
                            NO REVERSION TO EMPLOYER

     No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, provided, however, that:


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          (a) Each Employer's contribution under the Plan is conditioned on the initial qualification of the Plan as applied to that Employer under Sections 401(a) and 4975(e)(7) of the Code and if the Plan does not so initially qualify, the Trustee shall, upon written direction of the ESOP Committee, return to that Employer the amount of such contribution and any increment thereon within one calendar year after the date that qualification of the Plan, as applied to that Employer, is denied, but only if the application for qualification is submitted within the time prescribed by law.

          (b) If, upon termination of the Plan with respect to any Employer, any amounts are held in a Code Section 415 Suspense Account which are attributable to the contributions of such Employer and such amounts may not be credited to the Accounts of Participants, such amounts, upon the written direction of the ESOP Committee, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer to the extent permitted by the Code and ERISA.

          (c) Employer contributions under the Plan are conditioned upon the deductibility thereof under Section 404 of the Code, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the ESOP Committee, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

          (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written direction of the ESOP Committee, return the amount of the contribution or such portion, reduced by the amount of any losses thereon, to the Employer within one year after the date of payment to the Trustee.

Notwithstanding the foregoing, the Trustee has no responsibility as to the sufficiency of the Trust Fund to provide any distribution to an Employer under this Article V.

                                   ARTICLE VI
                                CHANGE OF TRUSTEE

          SEC. 6.01. RESIGNATION OF THE TRUSTEE. The Trustee may resign its position at any time by giving thirty (30) days' advance written notice to the Company and the ESOP Committee. If the Company fails to appoint a successor trustee within ninety (90) days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Board of Directors of the Company as having been appointed as Trustee and as having their acceptance of the appointment as Trustee with the former Trustee.

          SEC. 6.02. REMOVAL OF THE TRUSTEE. The Company may remove the Trustee by hand delivering or by mailing by registered or certified mail, addressed to such Trustee at his or her or its last known address, at least thirty
     (30) days' advance written notice of removal, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the trusteeship. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection


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     of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

          SEC. 6.03. DUTIES OF RESIGNING OR REMOVED TRUSTEE AND OF SUCCESSOR TRUSTEE. If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, and may reserve such amount to provide for the payment of all fees and expenses, or taxes then or thereafter chargeable against the Trust Fund, to the extent not previously paid by the Employers. The Employers shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Within one hundred twenty (120) days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust from the date of its last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in the predecessor Trustee without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor Trustee shall have all the powers, rights and duties conferred by this Trust as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee, except as required by ERISA. With the approval of the Company and ESOP Committee, a successor Trustee may accept the account rendered and the property delivered to it by its predecessor Trustee as a full and complete discharge to the predecessor Trustee without incurring any liability or responsibility for so doing.

          SEC. 6.04. FILLING TRUSTEE VACANCY. The Company shall fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy. -----------------------

                                   ARTICLE VII
                              ADDITIONAL EMPLOYERS

         In addition to the requirements of Sections 1.43 and 12.14 of the Plan, any Related Employer (as defined in Section 1.27 of the Plan) may become a party to this Trust Agreement by:

          (a) filing with the Company and the Trustee a copy of a resolution of its board of directors to that effect; and

          (b) filing with the Trustee a copy of a resolution of the Board of Directors of the Company consenting to such action.


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                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

          SEC. 8.01. AMENDMENT. While the Company expects and intends to continue the Trust, the Company reserves the right to amend the Trust at any time pursuant to an action of the Board of Directors of the Company, except that no amendment shall change the rights, duties and liabilities of the Trustee under the Trust without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employer on the date of the amendment unless otherwise required or permitted by the Code or ERISA. Amendments to the Trust shall be in writing and shall be effective upon execution of such amendments by both the Company and the Trustee unless otherwise agreed.

          SEC. 8.02. TERMINATION. The Trust may be terminated as to all Employees on any date specified by the Company. The Trust will terminate as to any Employer on the first to occur of the following: -----------

                    (a) the date it is terminated by that Employer;

                    (b) the date such Employer's contributions, or contributions on its behalf to the Trust, are completely discontinued;

                    (c) the date such Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

                    (d) the dissolution, merger, consolidation, or
               reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, with the consent of the Company, such arrangements may be made whereby the Trust will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Trust.

The Trustee's powers upon termination as described above will continue until liquidation of the Trust Fund, or the portion thereof attributable to an Employer, as the case may be. Upon termination of this Trust the Trustee shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses or fees then or thereafter chargeable to the Trust Fund. Subject to such reserve, the balance of the Trust Fund shall be liquidated and distributed by the Trustee to or for the benefit of the Participants or their Beneficiaries, as directed by the ESOP Committee after compliance with
Section 13.06 of the Plan and applicable requirements of ERISA, as amended from time to time, or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plan and the Trustee need not question the propriety of such certification. The Company shall have full responsibility to see that such distribution is proper and within the terms of the Plan and this Trust. Any Employer Securities remaining subject to pledge will be used to repay the Exempt Loan but only to the extent permitted under ERISA and the Code.


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                                   ARTICLE IX
               INDEMNIFICATION, APPOINTMENT OF INVESTMENT MANAGER,
                      AND APPOINTMENT OF ANCILLARY TRUSTEE

     SEC. 9.01. INDEMNIFICATION. The Company shall indemnify and save harmless the Trustee from and against any and all loss resulting from liability to which the Trustee may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in its official capacity in the administration of the Trust and Plan, including all court costs and other expenses reasonably incurred in the Trustee's defense, in case the Company fails to provide such defense. The indemnification provisions of this Section 9.01 do not relieve the Trustee from any liability he or she or it may have under ERISA for breach of a fiduciary duty. The indemnification provisions of this Section 9.01 do not relieve the Trustee from any liability, to the extent that a court of competent jurisdiction from which no appeal can be taken, enters a final judgment that the actions or omissions were the result of gross negligence or willful misconduct unless done with the knowledge and consent or at the direction of Board of Directors. The Trustee and the Company may execute a letter agreement further delineating the indemnification agreement of this Section 9.01, provided the letter agreement is consistent with and does not violate ERISA and Texas law.

     SEC. 9.02. LIMITATION ON LIABILITY - IF INVESTMENT MANAGER, ANCILLARY TRUSTEE OR INDEPENDENT FIDUCIARY APPOINTED. The Trustee is neither liable for the acts nor omissions of any Investment Manager appointed by the ESOP Committee, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Trust Fund which is subject to the management of a properly appointed Investment Manager. The ESOP Committee, the Trustee, the Company and any properly appointed Investment Manager may execute a letter agreement as a part of this Trust delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

     The limitation on liability described in this Section 9.02 also applies to the acts or omissions of an ancillary trustee or independent fiduciary properly appointed under Section 9.03 hereof. However, if a Trustee, pursuant to the delegation described in Section 9.03 of the Trust, appoints an ancillary trustee, the Trustee is responsible for the periodic review of the ancillary trustee's actions and must exercise its delegated authority in accordance with the terms of the Trust and in a manner consistent with ERISA. The Company, the Trustee and an ancillary trustee may execute a letter agreement as a part of this Trust delineating any indemnification agreement between the parties.

     SEC. 9.03. APPOINTMENT OF INVESTMENT MANAGER OR ANCILLARY TRUSTEE. The Company, in writing, may appoint any person or trust company in any State to act as an Investment Manager or ancillary trustee with respect to a designated portion of the Trust Fund. An Investment Manager or ancillary trustee must acknowledge in writing its acceptance of the terms and conditions of its appointment as Investment Manager or ancillary trustee and its fiduciary status under ERISA. The Investment Manager or ancillary trustee has the rights, powers, duties, and discretion as the Company may delegate, subject to any limitations or directions specified in the instrument evidencing appointment of the Investment Manager or ancillary trustee and to the terms of the Trust or of ERISA. The investment powers delegated to the Investment Manager or ancillary trustee may include any investment powers available under Section 2.04 of the Trust including the right to invest


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any portion of the assets of the Trust Fund in Employer Securities and to invest any portion of the assets of the Trust Fund in a common trust fund, as described in Code Section 584, or in any collective investment fund, the provisions of which govern the investment of such assets and which the Trust incorporates by this reference, but only if the ancillary trustee is a bank or similar financial institution supervised by the United States or by a State and the ancillary trustee (or its affiliate, as defined in Code Section 1504) maintains the common trust fund or collective investment fund exclusively for the collective investment of money contributed by the ancillary trustee (or its affiliate) in a trustee capacity and which conforms to the rules of the Comptroller of the Currency.

     The Investment Manager or ancillary trustee may resign its position at any time by providing at least thirty (30) days' advance written notice to the Company, unless the Company waives this notice requirement. The Company, in writing, may remove an Investment Manager or ancillary trustee at any time. In the event of resignation or removal, the Company may appoint another Investment Manager or ancillary trustee, return the assets to the control and management of the Trustee, or receive such assets in the capacity of Investment Manager or ancillary trustee. The Company may delegate its responsibilities under this
Section 9.03 to the Trustee.

     If the U.S. Department of Labor ("the Department") requires engagement of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Company will appoint such independent fiduciary, as directed by the Department. The independent fiduciary will have the duties, responsibilities, and powers prescribed by the Department and will exercise those duties, responsibilities, and powers in accordance with the terms, restrictions, and conditions established by the Department and, to the extent not inconsistent with ERISA, the terms of the Plan. The independent fiduciary must accept its appointment in writing and must acknowledge its status as a fiduciary of the Plan.

     SEC. 9.04. PARTIES TO LITIGATION. Except as otherwise provided by ERISA, no Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Company, the Employer, the Plan Administrator, the ESOP Committee, the Trustee, Participants and Beneficiaries.

                                    ARTICLE X
                                  MISCELLANEOUS

     SEC. 10.01. DISAGREEMENT AS TO ACTS. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its own account settled by a court of competent jurisdiction.

     SEC. 10.02. PERSONS DEALING WITH TRUSTEE. No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted to it under the Trust or the Plan.


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     SEC. 10.03. THIRD PARTY AND MULTIPLE TRUSTEES. No person dealing with the
Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Trust and Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Trust and Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund, or any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

     SEC. 10.04. BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. The interests of Participants, Beneficiaries and other persons entitled to benefits under the Trust and Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the ESOP Committee, pursuant to Section 6.06 of the Plan, directs the Trustee that any such interests are subject to a qualified domestic relations order, as defined in Section 414(p) of the Code.

     SEC. 10.05. EVIDENCE. Evidence required of anyone under the Trust may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

     SEC. 10.06. WAIVER OF NOTICE. Any notice required under the Trust or Plan may be waived in writing by the person entitled thereto.

     SEC. 10.07. COUNTERPARTS. The Trust may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.

     SEC. 10.08. GOVERNING LAWS AND SEVERABILITY. The Trust shall be construed and administered according to the laws of the State of Texas to the extent that such laws are not preempted by the laws of the United States of America. If any provision of the Trust or Plan is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Trust and Plan, but shall be severable, and the Trust and Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

     SEC. 10.09. SUCCESSORS. The Trust shall be binding on the Company, Employer and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization, on the Trustee and its successor and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

     SEC. 10.10. ACTION. Any action required or permitted to be taken by the Company under the Trust shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors. The Trustee shall not recognize or take notice of any appointment of any representative of the Company or ESOP Committee unless and until the


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Company or the ESOP Committee shall have notified the Trustee in writing of such appointment and the extent of such representative's authority. The Trustee may assume that such appointment and authority continue in effect until it receives written notice to the contrary from the Company or ESOP Committee. Any action taken or omitted to be taken by the Trustee by authority of any representative of the Company or ESOP Committee within the scope of his or her authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or ESOP Committee.

     SEC. 10.11. CONFORMANCE WITH PLAN. Unless otherwise indicated in the Trust, all capitalized terms herein shall have the meaning as stated in the Plan. To the extent provisions of the Plan and the Trust conflict, the provisions of the Plan shall govern; provided, however, that the Trustee's duties and obligations shall be determined solely under the Trust.

     SEC. 10.12. HEADINGS. The headings and sections of this Agreement are for convenience or reference only and shall have no substantive effect on the provisions of this Agreement.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Trustee have caused this Trust Agreement to be signed on the _____ day of November, 1998, to be effective the 1st day of January, 1998, or otherwise set forth herein or required under applicable law.

                                    "COMPANY"

                                    VARI-LITE INTERNATIONAL, INC.


                                    By:
                                       ----------------------------------------
                                        H.R. Brutsche, III, President


                                    "TRUSTEE"

                                    FROST NATIONAL BANK


                                    By:
                                       ----------------------------------------
                                         Carol Lampier, Sr. Vice President and
                                         Trust Officer



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